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                                                                    EXHIBIT 10.1

                                EIGHTH AMENDMENT
                                       TO
                                 NOTE AGREEMENT



         This Eighth Amendment to the Note Agreement (the "Amendment") is entered into as of August 7, 1995 by and among ORCHARD SUPPLY HARDWARE CORPORATION, a Delaware corporation (the "Company"), ORCHARD SUPPLY HARDWARE STORES CORPORATION (formerly Orchard Holding Corporation), a Delaware corporation ("Holding"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Teachers").

         A. This Amendment amends the Note Agreement dated as of May 15, 1992, as amended by Amendment to Note Agreement dated as of February 8, 1993, Second Amendment to Note Agreement dated as of November 23, 1993, Third Amendment to Note Agreement dated as of November 30, 1993, the Fourth Amendment to Note Agreement dated as of January 19, 1994, the Fifth Amendment to Note Agreement dated as of January 29, 1994, the Sixth Amendment to Note Agreement dated as of April 27, 1994 and the Seventh Amendment to Note Agreement dated as of May 31, 1994 (collectively, the "Agreement") by and among the Company, Holding and Teachers pursuant to which the Company's 10.64% Senior Secured Notes due May 31, 2002 (the "Notes") were issued.

         B. The purpose of this Amendment is to set forth the understandings and agreements of the Company, Holding and Teachers with respect to the following amendments of the provisions of the Agreement on the conditions stated herein.

         C. Section 19 of the Agreement provides that the Agreement may be amended by an instrument in writing executed by the Company and the written consent of the holders of at least 66-2/3% in aggregate principal amount of outstanding Notes.

         NOW, THEREFORE, based upon the foregoing and in consideration of the covenants, agreements and undertakings contained in this Amendment, the parties hereto agree as follows:

         1. Section 14 of the Agreement is hereby amended by amending the defined terms listed below to read in their entirety as follows:

         a. Change of Control: the happening of either of the following events: (i) Holding shall cease to own, beneficially and of record, 100% of the capital stock of the Company; or (ii) a sale or transfer of 51% or more of the equity of Holding to an entity that is not an Affiliate of the Company or Holding, provided that for purposes of calculating the percentage of shares of common stock or voting power of Holding so owned or controlled, shares issued in connection with an underwritten registered public offering shall be excluded from the calculation.






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         b.      Credit Agreement:  that certain Credit Agreement dated as of
August 8, 1995 between the Company and Bank of America National Trust and Savings Association, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time.

         c. Holding Guaranty: the guaranty of Holding dated as of August 8, 1995, executed by Holding in respect of the Obligations.

         2. Section 11.4(e) of the Agreement is hereby amended to read in its entirety as follows:

                 "(e) the Company may become and remain liable with respect to reimbursement obligations in respect of Letters of Credit, provided, that the Company's actual and contingent reimbursement obligations with respect to all Letters of Credit shall not exceed, in the aggregate, $10,000,000 at any time;"

         3. By its signature below the Company further represents that upon the effectiveness of this Amendment there are no defaults or Events of Default under the terms of the Agreement.

         4. The amendments to the Agreement specified herein shall become effective as of the date specified above when executed by all of the parties hereto.

         5. All terms used herein without definition shall have the meanings ascribed to them in the Agreement.

         6. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement with respect to the matters set forth herein, the provisions of this Amendment shall control. Each and every other term, condition, covenant, representation, warranty and provisions set forth in the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in full. All references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement, as amended.





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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                       ORCHARD SUPPLY HARDWARE CORPORATION,
                                       a Delaware corporation


ATTEST:                                /s/ Stephen M. Hilberg
                                       -----------------------------------
                                       Stephen M. Hilberg,
                                       Chief Financial Officer
By:_______________________
   Michael Seda, Secretary

                                       ORCHARD SUPPLY HARDWARE STORES
                                       CORPORATION (formerly, ORCHARD HOLDING
                                       CORPORATION), a Delaware corporation


ATTEST:                                /s/ Stephen M. Hilberg
                                       -------------------------------------
                                       Stephen M. Hilberg,
                                       Chief Financial Officer
By:_______________________
   Michael Seda, Secretary

                                       TEACHERS INSURANCE AND ANNUITY
                                       ASSOCIATION OF AMERICA


                                       By: /s/ Mary E. Brennan
                                          ----------------------------------
                                          Its: Associate Director-Private
                                          Placements
ATTEST:                                   $12,806,300.00
                                          ----------------------------------
                                          Principal Amount of Notes
By: /s/
   ------------------------




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